UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2021 (December 9, 2021)

Alamo Group Inc.
(Exact name of registrant as specified in its charter)

State of Delaware	0-21220	74-1621248
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1627 E. Walnut, Seguin, Texas	78155
(Address of Registrant’s principal executive offices)	(Zip Code)

(830) 379-1480
Registrant's telephone number, including area code:

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.10 per share	ALG	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of
1934 (§240.12b-2 of this chapter).Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) At a meeting of the Company's Board of Directors on December 9, 2021, Ms. Nina C. Grooms was elected as a director effective immediately. The Board determined that Ms. Grooms is independent in accordance with the director independence standards established under the Company's Corporate Governance Guidelines. Ms. Grooms will initially be a member of the Audit Committee of the Board.

Ms. Grooms, 53, is Chief Product Officer of May Mobility, a leader in autonomous vehicle technology with a mission to transform communities through the development and deployment of safe and accessible autonomous vehicles. Ms. Grooms has served as May Mobility's Chief Product Officer since 2020. She served as Chief Product Owner for Ford Motor Company's Autonomous Vehicle Software Solutions Group from 2019 to 2020, as Ford's Global Chief Operating Officer for FordPass Iot Software Solutions from 2018 to 2019 and as Global General Manager of Ford's Digital Software Services for Iot Software from 2017 to 2018. From 2012 to 2017, Ms. Grooms held various managerial positions with the General Electric Company, including as Vice-President, Global Customer & Services Marketing, IoT Software at GE Digital from 2016 to 2017.

In connection with her election as a director, Ms. Grooms will receive 286 shares of restricted stock awards pursuant to the Company's 2019 Equity Incentive Plan. The restricted stock awards will vest ratably over the next three years. In addition, Ms. Grooms will be eligible to participate in the Company's director compensation arrangements which are more fully described in the Company's 2021 definitive proxy statement.

The Company is not aware of any related party transactions between Ms. Grooms, on the one hand, and the Company, on the other hand, subject to disclosure pursuant to Item 404(a) of Regulation S-K.

A copy of the press release regarding the election of Ms. Grooms to the Board is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02(d).

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
The following exhibits are being furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press release dated December 9, 2021
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 10, 2021	By: /s/ Edward T. Rizzuti
Edward T. Rizzuti
Vice President, General Counsel & Secretary